UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 27, 2018

GENERAL MOTORS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	001-34960	27-0756180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of principal executive offices)	(Zip Code)

(313) 667-1500

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

On February 27, 2018, General Motors Company (the “Company”), the UAW Retiree Medical Benefits Trust (the “Selling Stockholder”) and Citigroup Global Markets Inc. and Barclays Capital Inc. (collectively, the “Underwriters”), entered into an underwriting agreement (the “Underwriting Agreement”) relating to an underwritten public offering of 40,000,000 shares (the “Offered Shares”) of the Company’s common stock, par value $0.01 per share (“Common Stock”), to be sold by the Selling Stockholder. The offering closed on March 2, 2018. The Company did not sell any shares of Common Stock in the offering or receive any proceeds from the offering.

Pursuant to the Underwriting Agreement, the Company repurchased 2,518,257 shares of Common Stock from the Underwriters at a price of $39.71 per share, which was the per share price paid by the Underwriters to purchase the Offered Shares from the Selling Stockholder in the offering. The closing of the share repurchase occurred substantially concurrently with the closing of the offering, and the shares of Common Stock that were repurchased by the Company were retired.

In connection with the offering, the Company filed with the Securities and Exchange Commission (the “SEC”) a Prospectus Supplement, dated February 27, 2018, and an accompanying Prospectus, dated February 7, 2017, which was included as part of the Company’s shelf registration statement (File No. 333-215924) that became effective under the Securities Act of 1933, as amended, when filed with the SEC on February 7, 2017.

The foregoing description of the Underwriting Agreement does not constitute a complete summary and is qualified by reference in its entirety to the full text of the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

EXHIBIT

Exhibit	Description

Exhibit 1.1	Underwriting Agreement, dated February 27, 2018, by and among General Motors Company, UAW Retiree Medical Benefits Trust and Citigroup Capital Markets Inc. and Barclays Capital Inc.

Exhibit 5.1	Opinion of Jenner & Block LLP

Exhibit 23.1	Consent of Jenner & Block LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)

/s/ Rick E. Hansen
By:	Rick E. Hansen
Assistant General Counsel and Corporate Secretary

Date: March 2, 2018